                                                                  EXHIBIT 10.7.3

                                 Amendment No. 6
              to CRS Marketing, Services and Development Agreement

This Amendment No. 6 to the CRS Marketing, Services and Development Agreement (the "Amendment") is entered into as of January 1, 2002 (the "Amendment Effective Date"), by and between Expedia, Inc. ("EI"), a Washington corporation with its principal office at 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, and Worldspan, L.P., a Delaware limited partnership ("Worldspan"), with its principal office at 300 Galleria Parkway, NW, Atlanta, Georgia 30339.

                                    Recitals

         Microsoft Corporation ("Microsoft") and Worldspan entered into that certain CRS Marketing, Services and Development Agreement dated December 15, 1995, as amended by the parties pursuant to that certain Amendment No. 1 dated January 1, 1997, Amendment No. 2 dated July 1, 1998, Amendment No. 3 dated April 1, 1999, Amendment No. 4 dated July 1, 2001, and Amendment No. 5 dated October 22, 2001 (collectively, the "Agreement").

         Microsoft's rights and obligations under the Agreement have been assigned to and assumed by EI, which is the successor in interest to Microsoft for all purposes relating to the Agreement.

         EI and Worldspan now desire to modify the Agreement as set forth herein.

         Now, Therefore, in consideration of the above recitals, the mutual undertakings of the parties as contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.       Definitions
         -----------

         (a) Terms in capitalized form not defined in this Amendment No. 6 shall have the meanings set forth in the Agreement.

         (b) Effective as of January 1, 2002, Paragraph F of Schedule 11.1 attached as Appendix 1 to Amendment No. 4 of the Agreement is amended by adding the following new definitions:

               "Domestic Automated Reissue" means one automated comparison of an
                --------------------------
         old itinerary to a new itinerary and recalculation of the new fare, including additional collections, refunds, penalties and administrative fees, provided that (i) all segments in the itinerary must be within and/or between the United States of America, Puerto Rico and the U.S. Virgin Islands, (ii) the itinerary must be on the same carrier, and only on carriers that participate in Automated Reissues, (iii) electronic ticket itineraries must be issued by Worldspan (IATA code
         1P), (iv) the itinerary must be priced and re-priced in U.S. currency,
         (v) all passengers in the ticket record must have the same itinerary,

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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         original fare calculation and ticketing date, and (vi) only non-BSP types of exchanges are applicable. EI acknowledges and agrees that Domestic Automated Reissues may not be used for certain types of
                                         ---
         itineraries as may be established and modified by Worldspan from time to time, including but not limited to, the following itineraries: (i) a group PNR, (ii) tickets issued using bulk fares or print routines,
         (iii) tickets issued with the fare printed as free, (iv) electronic tickets printed to paper, and (v) BSP types of exchanges. EI further acknowledges and agrees that each carrier participating in Automated Reissues may establish limits for the number of passengers in a PNR that qualify for Automated Reissues and that such limits may change from time to time.

2.       Domestic Automated Reissues
         ---------------------------

         (a) Effective as of January 1, 2002, CRS Services shall include the processing of Domestic Automated Reissues. [*] For each Domestic Automated Reissue processed by EI (or its authorized service provider) through the Worldspan System, EI shall pay to Worldspan the transaction fee set forth in the table below:

             -------------------------------------------------------------------
                  Domestic Automated Reissues
                     (per Contract Year)           Transaction Fee
             -------------------------------------------------------------------
                             [*]                         [*]
             -------------------------------------------------------------------
                             [*]                         [*]
             -------------------------------------------------------------------
                             [*]                         [*]
             -------------------------------------------------------------------

         (b) Charges will be calculated monthly and shall be due within thirty
(30) days following the invoice date. Alternatively, Worldspan may offset the amount owed to it by EI against any amount that Worldspan owes EI under the Agreement.

         (c) [*]

3.       Confidentiality
         --------------

         This Amendment shall be considered Confidential Information according to the Agreement.

4.       Continuation of Agreement
         -------------------------

         Except as provided in this Amendment, the Agreement shall continue in full force and effect.

[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of the date first above written.

Expedia, Inc.                           Worldspan, L.P.

By:    /s/ David Beitel                By:  /s/ Michael Parks
       -----------------------------        ------------------------------------


Print Name:  David Beitel              Print Name:     Michael Parks
             -----------------------                ----------------------------

Title: Vice President, Product          Title: Senior Vice President and General
       Development                             ---------------------------------
       -----------------------------           Manager - Worldwide Travel
                                               ---------------------------------
                                               Distribution
                                               ---------------------------------


[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

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